UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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CNB Financial Corporation

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P.O. Box 42

Clearfield, PA 16830

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CNB FINANCIAL CORPORATION will be held at the County National Bank, One South Second Street, Clearfield, Pennsylvania 16830 on Tuesday, April 18, 2006, at 2:00 P.M. for the following purposes:

1.	ELECTION OF DIRECTORS: The election of four Class 3 directors to serve until the Annual Meeting in the year 2009 or until their respective successors are elected and qualified.

2.	AMENDMENT TO ARTICLES OF INCORPORATION: To consider and act on the proposed amended and restated Articles of Incorporation.

3.	AMENDMENT TO BY-LAWS: To consider and act on proposed amended and restated Bylaws.

4.	RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS: To ratify Crowe Chizek and Company LLC as the independent auditors for the year ending December 31, 2006.

5.	TRANSACTION OF OTHER BUSINESS: To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed March 9, 2006, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

The annual report to shareholders for the year ended December 31, 2005, the Proxy Statement and form of proxy for the meeting are enclosed.

YOU ARE URGED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. PLEASE RETURN THE PROXY AS PROMPTLY AS POSSIBLE. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY SO NOTIFYING THE SECRETARY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,

/s/ Joseph B. Bower, Jr.
Joseph B. Bower, Jr. Secretary and Treasurer

Clearfield, Pennsylvania

March 20, 2006

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

TUESDAY, APRIL 18, 2006

CNB Financial Corporation (the “Corporation”) is a Pennsylvania business corporation and a financial holding company registered with the Federal Reserve Board having its principal offices at County National Bank, Clearfield, Pennsylvania 16830. The subsidiaries of the Corporation are County National Bank (the “Bank”), CNB Investment Corporation, CNB Securities Corporation, Holiday Financial Services Corporation, County Reinsurance Company and CNB Insurance Agency.

The enclosed proxy is being solicited by the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders to be held April 18, 2006. The cost of preparing, assembling and mailing the notice of annual meeting, proxy statement and form of proxy is to be borne by the Corporation. In addition to the solicitation of proxies by use of the mails, directors, officers or other employees of the Corporation may solicit proxies personally or by telephone and the Corporation may request certain persons holding stock in their names or in the names of their nominees to obtain proxies from and send proxy material to the principals and will reimburse such persons for their expenses in so doing. The date on which this proxy statement and the accompanying form of proxy was mailed to shareholders was March 20, 2006.

A quorum for the transaction of business at the annual meeting will require the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the total number of votes entitled to be cast on a particular matter to be acted upon at the meeting. Abstentions and broker non-votes are counted as shares present for determination of a quorum but are not counted as affirmative or negative votes and are not counted in determining the number of votes cast on any matter.

The enclosed proxy is revocable at any time prior to the actual voting of such proxy by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with the Secretary of the Corporation. In the event your proxy is mailed and you attend the meeting, you have the right to revoke your proxy and cast your vote personally. All properly executed proxies delivered to us pursuant to this solicitation will be voted at the meeting in accordance with your instructions, if any. Unless otherwise directed, proxies will be voted FOR the election as directors of the four nominees named under the caption “Election of Directors” herein, FOR approval of amended and restated Articles of Incorporation, FOR approval of amended and restated Bylaws and FOR ratification of the appointment of our independent auditors for the year 2006. The Board of Directors is not aware of any other matters which will be presented for action at the meeting, but the persons named in the proxies intend to vote or act according to their discretion with respect to any other proposal which may be presented for action.

The Board of Directors has fixed the close of business on March 9, 2006, as the record date (the “Record Date”) for determining shareholders entitled to notice of, and to vote at, the meeting. The only securities of the Corporation entitled to vote at the meeting consist of 8,977,926 shares of common stock outstanding on the Record Date.

In the election of directors, each shareholder or a duly authorized proxy will have the right to vote the number of shares owned for each of the four directors to be elected. The four nominees with the highest number of votes will be elected. There is no cumulative voting in the election of directors.

The affirmative vote of a majority of the shares voted on the matter is required for the approval of all other matters, and the shareholders will have one vote for each share held.

To the knowledge of the Corporation, no single shareholder beneficially owned on the Record Date more than five percent (5%) of the outstanding common stock of the Corporation. At the Record Date, all officers and directors of the Corporation as a group beneficially owned 533,469 shares or 5.9%, and no officer or director beneficially owned more than 1%.

1. ELECTION OF DIRECTORS

The Articles of Incorporation of the Corporation provide that the Board of Directors shall consist of not less than nine nor more than twenty-four persons. The Board of Directors has acted to fix the number of directors for the ensuing year at twelve and the number of Class 3 directors at four.

The Articles further provide that the Board shall be classified into three classes with each class consisting of no less than three nor more than eight directors. One class of directors is to be elected annually for a three-year term. The four nominees named below are nominated to serve as Class 3 directors to hold office for a three year term expiring at the third succeeding annual meeting (in the year 2009). The persons named in the enclosed proxy will vote FOR the election of the nominees named below unless authority is withheld. Each nominee has consented to be named as a nominee and has agreed to serve if elected. If, for any reason, any of the nominees named below should become unavailable to serve, the enclosed proxy will be voted for the remaining nominees and such other person or persons as the Board of Directors may select among those recommended by the Nominating Committee.

NOMINEES: Four Class 3 directors for a three year term expiring at the annual shareholders meeting in the year 2009.

Name	Age	Business Experience (Past Five Years)	Director Since	Shares Beneficially Owned (1) (2)		Acquirable Within 60 Days (1)
Joseph B. Bower, Jr.	42	Secretary and Treasurer CNB Financial Corporation Executive Vice President Chief Operating Officer County National Bank	4/19/05	4,380	(3) (4)	32,999

Robert E. Brown	64	Vice President E. M. Brown, Inc. (Coal Producer)	2/15/83	45,402	(3)	6,250

Michael F. Lezzer	45	President Lezzer Holdings, Inc. (Building Supply Co.)	8/10/04	13,140	(3) (6)	1,250

Robert W. Montler	54	President & CEO Lee Industries (Manufacturer)	6/28/05	1,500		—
The following Class 1 directors terms expire at the time of the annual meeting in 2008.
William F. Falger	58	President and Chief Executive Officer CNB Financial Corporation President and Chief Executive Officer County National Bank	4/16/96	7,796 83,840	(3) (4) (5)	68,125

James J. Leitzinger	67	President Leitzinger Land Company, Inc. (Real Estate Investments)	10/4/83	27,332	(3)	6,250

Jeffrey S. Powell	41	President J. J. Powell, Inc. (Petroleum Distributor)	12/27/94	38,900	(3)	6,250

Peter F. Smith	51	Attorney at Law	9/12/89	32,565	(3)	6,250

James B. Ryan	58	Retired, Formerly Vice President of Sales & Marketing Windfall Products, Inc. (Manufacturer)	2/9/99	30,385		6,250

The following Class 2 directors terms expire at the time of the annual meeting in 2007 (or at age 70 as noted).

Dennis L. Merrey	57	Retired. Formerly President Clearfield Powdered Metals, Inc. (Manufacturer)	6/4/91	57,304	(3) (6)	6,250

William R. Owens	68	Chairman of the Board Formerly Vice President, Secretary and Treasurer CNB Financial Corporation Formerly President and Chief Executive Officer County National Bank	2/15/83	50,000	(3)	5,000

Deborah Dick Pontzer	46	Economic Development and Workforce Specialist Congressman John E. Peterson	6/10/03	1,006		1,250
Beneficial Ownership of Certain Executive Officers:
Mark D. Breakey	47	Senior Vice President and Credit Risk Manager County National Bank		1,962		25,900

Donald E. Shawley	50	Senior Vice President and Senior Trust Officer County National Bank		126,220	(7)	13,124

Richard L. Sloppy	55	Senior Vice President and Senior Loan Officer County National Bank		11,737	(3) (4)	15,155

All officers and directors of the Corporation as a group (15 persons) beneficially owned 733,772 or 8.2%, including shares acquirable within 60 days of Record Date.

(1)	Information furnished by directors and executive officers.

(2)	The shares “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the Securities and Exchange Commission and include shares as to which the individual has or shares voting or investment power on the Record Date.

(3)	This figure includes joint ownership with relatives as to which the director or officer has joint voting or investment powers.

(4)	This figure includes shares through a trust or pension plan agreement.

(5)	This figure includes shared voting rights for shares indirectly held in trust for the Bank’s 401(k) employees’ savings plan.

(6)	This figure includes indirect ownership of shares as to which the director or officer has voting or investment powers.

(7)	This figure includes shared voting rights for shares indirectly held in County National Bank’s Trust Department.

2. AMENDMENT TO ARTICLES OF INCORPORATION

The Board of Directors recommend that the Articles of Incorporation be adopted as amended and restated. The amended and restated Articles of Incorporation is attached as Exhibit B.

Anti-takeover Effect: Although not a factor in the decision by the board of directors to increase the Corporation’s authorized capital stock, one of the effects of the increase may be to enable the board of directors to render more difficult or to discourage an attempt to obtain control of the Corporation by means of a merger, tender offer, proxy contest or otherwise and thereby protect the continuity of present management. The board of directors would have additional shares of common stock available to effect, unless prohibited by applicable law or other agreements or restrictions, a sale of shares (either in public or private transactions), merger, consolidation or similar transaction in which the number of the Corporation’s outstanding shares would be increased and would thereby dilute the interest of a party attempting to obtain control of the Corporation.

Although the board does not know of any plans by any person to attempt a hostile take-over of the Corporation and the proposed amendment is not intended as an anti-takeover device, if the proposed amendment to increase the number of authorized shares of capital stock is approved, the increase may have the effect of discouraging or making more difficult any takeover bid, tender offer, proxy contest or the removal of then incumbent management. For example, in the event of any such attempt, the board could use the large number of authorized shares (in comparison with the number of shares of common stock currently outstanding) to place a large block of shares in the hands of a friendly person or persons and thereby make any threatened hostile takeover more expensive. If this happened, it could discourage a potential buyer from continuing with its hostile take-over plans. The potential anti-takeover effect of the increase in the number of authorized shares of capital stock may have an adverse effect on the price of the Corporation’s common stock.

The Corporation has no plans to implement any other measures having anti-takeover effects.

The Board of Directors recommend a vote FOR the amended and restated Articles of Incorporation.

3. AMENDED AND RESTATED BYLAWS

The Board of Directors is proposing that the Corporation’s Bylaws be amended in their entirety. A copy of the proposed new Bylaws is attached as Exhibit C. This Proxy Statement provides you with a summary of certain provisions of the proposed Bylaws, but that summary does not cover all of the provisions of the proposed Bylaws. The summary below is modified in its entirety by reference to Exhibit C. You should read the proposed Bylaws before deciding to vote to approve them.

Reasons for the Proposal: The Corporation’s Bylaws were adopted in 1983, and have been amended from time to time thereafter in certain respects. The Board of Directors is proposing to amend and update the Bylaws to reflect changes in the Pennsylvania Business Corporation Law (the “BCL”), which is the corporation law under which the Corporation is organized and under which it operates. The Board is also proposing that the Bylaws be significantly expanded to include several topics not covered in the present Bylaws. The Board hopes to make the Bylaws more useful to the management and shareholders of the Corporation by collecting in one easily accessible place some guidelines on how certain organizational matters for the Corporation are to be handled within the provisions of the BCL. This will mean that, if the proposed Bylaws are adopted, the shareholders and management will be able to find the guidelines for handling most routine corporate governance matters in the Corporation’s Bylaws without having to consult the BCL itself. The Board feels that everyone will benefit from having a more detailed reference source for how the Corporation is to be managed from a corporate governance viewpoint.

Summary of Significant Changes: Because the present Bylaws only cover a small number of topics and often cover those topics without a lot of detail, the proposed Bylaws are longer and cover more topics. The proposed Bylaws contain all of the substantive provisions of the existing Bylaws. The proposed additions to the Bylaws deal with issues that that are covered in the BCL. The Corporation is obligated to conduct its affairs in accordance with those provisions whether or not they are formally added to the Corporation’s Bylaws. So the Corporation is already complying with the added provisions of the proposed Bylaws in most cases because it has no choice. The proposed Bylaws merely collect in one easily available place the rules relating to these issues.

Among other things, the proposed Bylaws describe the manner of giving notice for meetings of shareholders and the Board of Directors and the rules for waiving notice and when notice is not required. They permit the use of conference telephones, video conferencing and webcasts. They provide guidance on how to call meetings of shareholders, quorums for meetings, actions by shareholders without meetings, methods of voting, fixing record dates for shareholder meetings, and appointing judges of election. The proposed Bylaws outline the powers and personal liability of Directors, the qualifications and selection of Directors, the number and term of office of Directors, how vacancies are to be handled, how Directors can be removed from office and how meetings of Directors are to be organized.

In addition, the proposed Bylaws also describe how committees of the Board of Directors are to be established. The proposed Bylaws set out the required officers for the Corporation, how to handle resignations of officers, how they are to be elected, how they can be removed from office, what to do about vacancies, the authority that officers have, and a description of the duties of the officers. The proposed Bylaws also provide guidance on handling share certificates and indemnification of officers, Directors, employees and agents of the Corporation. Finally, the proposed Bylaws deal with the corporate seal, who can sign checks, who can bind the Corporation in a contract, how to handle situations where an officer or Director may have an interest in a contract, and the keeping of the Corporation’s records.

Again, you are urged to read the entire proposed Bylaws which are in Exhibit C.

The Board of Directors recommends a vote FOR the amended and restated Bylaws. In order for the proposed Bylaws to become effective, the proposal for their adoption must receive the affirmative vote of a majority of shares present at the annual meeting, assuming they constitute a quorum.

4. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors is responsible for selecting the Corporation’s independent auditors. At its meeting held on March 2, 2006, the Audit Committee appointed Crowe Chizek and Company LLC (“Crowe Chizek”) as the independent auditors for the 2006 fiscal year. Although shareholder approval for this appointment is not required, the Board is submitting the selection of Crowe Chizek for ratification to obtain the views of shareholders. If the appointment is not ratified, the Audit Committee will reconsider its future selection.

In making the appointment of Crowe Chizek as the Corporation’s independent auditors for the fiscal year beginning 2006, the Audit Committee considered whether Crowe Chizek’s provision of services other than audit services is compatible with maintaining independence as our independent auditors.

The Board of Directors recommends a vote FOR ratification of the appointment of Crowe Chizek and Company, LLC as the independent auditors for the fiscal year ending December 31, 2006.

5. OTHER MATTERS

The Board of Directors does not intend to bring any other matters before the annual meeting and does not know of any matter which anyone proposes to present for action at the meeting. However, if any other matters properly come before the meeting, the persons named in the accompanying proxy, or their duly constituted substitutes acting at the meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held 17 meetings during 2005. Eleven of the twelve directors attended the 2005 annual meeting of shareholders.

The Board of Directors of the Corporation and the Board of Directors of the Bank have a number of joint committees that serve both the Corporation and the Bank. These include an Audit Committee, a Personnel Committee, an Executive Compensation Committee and a Nominating Committee.

Audit Committee

The Audit Committee met four times in 2005. The Audit Committee appoints the Corporation’s independent accountants, reviews and approves the audit plan and fee estimate of the independent public accountants, appraises the effectiveness of the internal and external audit efforts, evaluates the adequacy and effectiveness of accounting policies and financial and accounting management, approves and evaluates the internal audit function, pre-approves all audit and any non-audit services, and reviews and approves the annual and quarterly financial statements. Members of the Audit Committee are Jeffrey S. Powell, Chairman, Michael F. Lezzer, Robert W. Montler, and Deborah Dick Pontzer. The Corporation’s board adopted a written charter for the Audit Committee on May 3, 2001. It was subsequently reassessed and readopted by the board on August 4, 2005. The current charter is appended to this Proxy Statement as Appendix A.

Audit Committee Independence. In the opinion of the Corporation’s board, the members of the Audit Committee do not have a relationship with the Corporation or any of its affiliates that would interfere with the exercise of independent judgment in carrying out their responsibilities as directors. None of them is or has for the past three years been an employee of the Corporation or any of its affiliates; no immediate family members of any of them is or has for the past three years been an executive officer of the Corporation or any of its affiliates; and they otherwise meet the standards for independence required by NASDAQ.

Audit Committee Financial Expert. The Corporation’s Board of Directors has determined that the Audit Committee does not have a “financial expert” serving on the Committee, as defined by the Securities and Exchange Commission (“SEC”). While there are attributes present regarding an understanding of financial statements as well as the ability to assess the proper application of accounting estimates, accruals and reserves, there is no indepth knowledge of generally accepted accounting principles. The Committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities, at the Corporation’s expense.

Non-Audit Services. The Audit Committee must pre-approve all permitted non-audit services performed by the Corporation’s external audit firm. The Audit Committee may delegate such authority to a subcommittee, provided that any decisions of the subcommittee are presented to the full Audit Committee at its next scheduled meeting.

Audit Committee Report. The Audit Committee has submitted the following report for inclusion in this Proxy Statement:

The Audit Committee has reviewed the audited financial statements for the year ended December 31, 2005 and has discussed them with management. The Audit Committee has also discussed with Crowe Chizek the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Crowe Chizek required by Independence Standards Board Standard No. 1 (having to do with matters that could affect the auditor’s independence), and has discussed with Crowe Chizek their independence. Based on this, the Audit Committee recommended to the Board that the audited financial statements be included in CNB Financial Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the SEC.

Submitted by the Audit Committee:

Jeffrey S. Powell, Chairman        Michael F. Lezzer        Robert W. Montler        Deborah Dick Pontzer

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Exchange Act of 1934 and shall not be deemed filed under that Act.

Executive Compensation Committee

The Executive Compensation Committee consists of Dennis L. Merrey, Chairman; Michael F. Lezzer; Jeffrey S. Powell and James B. Ryan. The Committee met seven times during 2005. See “EXECUTIVE COMPENSATION - Report of the Executive Compensation Committee.”

Corporate Governance and Nominating Committee

The Nominating Committee met four times during 2005. The Committee consists of the following independent directors as defined by NASDAQ rules, William R. Owens, Chairman; Robert E. Brown; Dennis L. Merrey; James B. Ryan; and Peter F. Smith. The Nominating Committee was established by resolution of the Board of Directors. Its function is to recommend candidates for nomination for election to the Board of Directors. Any shareholder who wishes to have the Committee consider a candidate should submit the name of the candidate, along with any biographical or other relevant information that the shareholder wishes the Committee to consider and the consent of such candidate evidencing his or her willingness to serve as a director, to the President of the Corporation at the address appearing on the first page of this Proxy Statement. All recommendations are subject to the process described below.

Description of Nominating Committee Selection Process

The Committee has the responsibility of reviewing and evaluating candidates for election or appointment to the Board of Directors. The process utilized by the Committee to recommend a candidate consists of first reviewing formal expressions of interest by interested individuals which have been communicated to the Committee. In addition, the Committee obtains input from shareholders, directors and management regarding other potential candidates who have not indicated interest in a Board position.

Utilizing the selection criteria set forth below, the Committee selects a candidate and then conducts an interview in order to further evaluate the individual. Subsequent to the interview the Committee meets to determine whether to recommend the candidate to the Board of Directors for election or appointment. The Board of Directors, exclusive of non-independent directors, either accepts or rejects the Committee recommendation.

Nominating Committee Candidate Selection Criteria

The Nominating Committee utilizes various selection criteria to evaluate a candidate for election or appointment to the Board of Directors. The criteria include but are not limited to the following minimum criteria:

1.	Residency within the market area of County National Bank.

2.	Ability and willingness to commit time necessary to fulfill board duties.

3.	Strong interest in or familiarity with the financial services industry.

4.	Successful background in a business or profession representing a constituency within the Bank’s market area.

5.	Character and reputation.

6.	Under the Bylaws: (i) no shareholder is eligible to serve as a director who does not own at least 1,000 unencumbered shares of the Corporation’s common stock; (ii) no incumbent director may be proposed for nomination to the Board of Directors without approval of 25% of the Board; and (iii) no shareholder, not an incumbent director, may be proposed for nomination to the Board of Directors without approval of two-thirds of the Board.

Directors William R. Owens and William F. Falger are ex officio members of all committees if not otherwise named, except the Audit, Nominating and Executive Compensation Committees as to Mr. Falger.

Communications With Directors

Any shareholder who wishes to communicate with the directors (or with any individual director) should send a letter to the directors as follows: ATTN: Corporate Secretary - Communication to Directors, CNB Financial Corp., PO Box 42, Clearfield, PA 16830. The Corporate Secretary will regularly forward all such correspondence to the directors.

EXECUTIVE COMPENSATION

Report of the Executive Compensation Committee

The Executive Compensation Committee is composed of four non-employee, independent directors (as defined in applicable NASDAQ Corporate Governance Rules) selected from the Board of Directors of the Corporation.

The Committee has the overall responsibility for reviewing, establishing, and administering policies which govern executive compensation programs. It determines the compensation of the chief executive officer and recommends to the Board the compensation of all other executive officers. In discharging these responsibilities, the Committee seeks to maintain a position of “equity” with respect to the balancing of interests of the shareholders with those of the executive officers.

At the request of the Committee, executive officers of the Corporation or Bank may be present at Committee meetings for discussion purposes. However, they have no involvement in the decisions made by the Committee, nor do they have a vote on any matters brought before the Committee. Independent, outside advisors and consultants may also be used from time to time by the Committee in a similar manner.

Executive Compensation Philosophy & Policy

The written executive compensation philosophy is an integral part of the Executive Compensation Program since it reflects the attitudes of the Board(s) of Directors toward program participation, peer group comparisons, plan design, etc. Within the overall objectives of equity and regulatory compliance, the philosophy serves to guide the deliberations of the Committee and acts as a standard against which plan performance may be measured.

Executive compensation programs are designed to encourage executive decisions and actions that have a positive impact on the Corporation’s overall performance. For that reason, program participation is limited to those individuals who have the greatest opportunity to influence the achievement of strategic corporate objectives.

The pay philosophy defines what the organization will pay for, e.g., performance, job worth, etc. The Committee has established the following parameters for the pay philosophy under the current program:

1.	Base compensation levels for the Corporation’s executive officers that are competitively set relative to companies in the banking industry of comparable size within a multi-state region including Pennsylvania. The Committee also takes into account individual experience and performance of executive officers relative to the specific needs of the Corporation.

2.	Compensation adjustments that are subjective and discretionary on the part of the Committee and the Board(s) of Directors. However, these discretionary adjustments will be made taking into account the overall performance of the Corporation and the individual performance appraisals of the executive officers.

3.	Incentive compensation that is based on overall bank and individual performance. This form of compensation is in addition to base salary and is intended to focus management on the achievement of certain financial goals on a yearly basis. It is also designed to have a portion of the executive officers’ total compensation at risk relative to the performance of the Corporation.

4.	The utilization of “non-qualified” programs, as defined by the Internal Revenue Code, where these programs are appropriate in meeting shareholder, Corporation, and executive officer interests.

5.	Stock incentive plan designed to provide long term incentives with awards that are discretionary by the Board of Directors of the Corporation.

This executive compensation philosophy and policy has been developed to help the Executive Compensation Committee meet the objective of the executive compensation program. To the extent necessary, it will be regularly evaluated and revised in order to meet this objective on an ongoing basis.

Executive Compensation Programs

The primary components of the executive compensation program are base salaries and base benefits. Base salaries are determined by taking into account the job responsibilities of the positions, characteristics of the organization, and comparative salary information compiled and reviewed on an annual basis. The Committee regularly reviews the job assignments of the executive officers and analyzes a variety of annually-developed compensation salary survey information in order to maintain executive officer salaries that are equitable and competitive.

Executive officers participate in the normal benefits programs available to employees of the Bank, e.g., pension plan, savings plan, group life, disability, hospitalization, major medical plans, etc. which do not discriminate in favor of officers and are available to all employees.

Beginning in 1995, the Committee established an Executive Incentive Compensation Plan for executive officers. The purpose of this plan is to provide a direct financial incentive in the form of an annual cash bonus to executives to achieve the Corporation’s annual goals set at the beginning of the fiscal year. The primary measure utilized in the plan is return on average assets with additional measures for loan growth and quality and trust asset growth and profitability. The Plan is reviewed and updated annually.

Beyond the payment of dues to certain service and social organizations, executive officers do not receive any additional perquisites with the exception of a vehicle provided to Mr. Falger at the expense of the Corporation.

Chief Executive Officer Compensation

During 2005, William F. Falger served as President and Chief Executive Officer of CNB Financial Corporation and County National Bank. In determining Mr. Falger’s base salary the Executive Compensation Committee reviewed Mr. Falger’s performance relative to attainment of corporate goals and objectives such as earnings per share, return on assets and return on equity. Also in determining Mr. Falger’s base salary, the Committee took into consideration a comparison of base salaries of chief executive officers of a peer group of financial institutions.

In addition to base salary, Mr. Falger is eligible to receive a cash bonus for 2005 performance of which $52,986 was paid in 2006. This bonus is calculated based upon the level of earnings of the Corporation in excess of the median level of earnings achieved by all bank holding companies in the United States with assets in excess of $500 million but less than $1.0 billion in accordance with the 2005 Executive Incentive

Plan approved in December, 2004.

Mr. Falger was granted 2,503 shares of restricted common stock under the 1999 Stock Incentive Plan. The grant will vest equally over the next four years.

The Corporation also provides to Mr. Falger the use of a vehicle as well as the payment of club dues.

2005 Executive Compensation Actions

The Committee reviewed the performance of the Chief Executive Officer and other executive officers and established their base salaries for the ensuing year. The Committee also set the performance targets utilized in the 2005 Executive Incentive Plan. In addition, the Committee reviews the non-qualified benefit plans of the executives. The other executive officers of the Corporation and/or the Bank are Joseph B. Bower, Jr. Executive Vice President and Chief Operating Officer, Mark D. Breakey, Senior Vice President and Credit Risk Manager, Donald E. Shawley, Senior Vice President and Senior Trust Officer and Richard L. Sloppy, Senior Vice President and Senior Loan Officer.

When determining the salaries, incentive compensation and benefits of the executive officers for 2005, the Committee utilized a comprehensive survey of financial institutions with total assets between $500 million and $1.0 billion in a multi-state region including Pennsylvania. The Committee used the Bank Holding Company Performance Report prepared by the Federal Reserve Board in establishing performance targets under the 2005 Executive Incentive Plan. Incentive awards under the Plan were determined using year end 2005 data for the Corporation and data as of September 30, 2005 for the peer group. Incentives were paid in the first quarter of 2006. In addition, the Committee measures and evaluates the total cost of executive compensation as a percentage of the Corporation’s net income. The Committee reviewed the following comparison for the years shown:

Executive Salaries and bonuses	2005	-	9.7%
as a % of Net Income	2004	-	9.3%
	2003	-	11.6%
	2002	-	12.2%
	2001	-	12.8%

Employment Contracts

The Corporation has entered into Executive Employment Contracts with Messrs. Falger and Bower that extend to December 31, 2006 and automatically renew unless either party serves the other party with 90 days written notice of termination. Each contract provides for a base salary to be established annually and for increases, stock awards and bonuses as may be awarded from time to time by the Board of Directors. Each contract contains a covenant not to compete with the Corporation for three years following termination of employment and a covenant to protect the Corporation’s confidential information. The contracts provide for severance pay in the event of termination without cause, whether or not a change in control has occurred or for voluntary termination under certain specified circumstances following a change in control. The executive officer will be entitled to receive a lump sum cash payment equal to 2.99 times his base salary for the year in which employment ends. An additional 2.99 times the average incentive bonus paid over the last three years would be paid to Messrs. Falger and Bower.

Code of Ethics

The Board of Directors of the Corporation has approved a Code of Ethics for Officers and Directors. The Code of Ethics can be found at the Bank’s website, www.bankcnb.com, under the “About Us” heading.

Submitted by the Executive Compensation Committee:

Dennis L. Merrey, Chairman        Michael F. Lezzer        Jeffrey S. Powell        James B. Ryan

Summary Compensation Table

The following table shows, for the fiscal years ended December 31, 2003, 2004, and 2005, the cash compensation paid by the Corporation and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each executive officer of the Corporation whose total annual salary and bonus exceeded $100,000 for any of these years.

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($) (1)	Restricted Stock Awards ($) (4)	Stock Options (#)	All Other Compensation ($) (2)
William F. Falger,	2005	250,000	52,986	—	34,541	—	27,840
President and CEO of CNB Financial Corp.	2004	240,000	—	—	—	12,500	27,277
President and CEO of County National Bank (3)	2003	233,000	69,900	—	—	12,500	26,441
Joseph B. Bower, Jr.,	2005	150,000	34,791	—	22,259	—	18,792
Treasurer of CNB Financial Corp.	2004	130,000	—	—	—	8,000	15,921
Executive Vice President and COO of County National Bank (3)	2003	125,000	37,500	—	—	6,250	19,663
Mark D. Breakey,	2005	115,000	28,213	—	13,910	—	13,439
Senior Vice President and Credit Risk Manager	2004	110,000	28,325	—	—	5,000	12,889
	2003	108,000	24,975	—	—	5,000	12,610
Donald E. Shawley	2005	105,000	1,910	—	10,433	—	11,355
Senior Vice President and Senior Trust Officer	2004	101,000	7,070	—	—	3,750	14,834
	2003	98,500	14,775	—	—	3,750	16,086
Richard L. Sloppy	2005	120,000	31,150	—	13,910	—	14,837
Senior Vice President and Senior Loan Officer	2004	115,000	4,313	—	—	5,000	14,751
	2003	96,822	19,158	—	—	5,000	14,411

(1)	It is the policy of the Corporation to pay dues to certain service and social organizations for the executive officers. The incremental cost of these benefits was minimal and did not exceed the lesser of 10% of total salary and bonus or $50,000 for any named executive officer for any of the years shown.

(2)	Figures stated in this column include contributions to the County National Bank Money Purchase Pension Plan, 401(K) Savings Plan, term life insurance premiums.

(3)	The Corporation has employment contracts with Messrs. Falger and Bower. See “EXECUTIVE COMPENSATION - Employment Contracts.”

(4)	Reflects shares of restricted stock awarded under the 1999 Stock Incentive Plan (the “1999 Plan”) on February 14, 2006, valued on the basis of the closing market price of the stock on the date of award. The shares of restricted stock that remain subject to forfeiture entitle the Named Officer to all of the rights of a shareholder generally, including the right to vote the shares and receive any dividends that may be paid thereon. The shares of restricted stock awarded on February 14, 2006 vest equally over a four-year period. The shares continue to be subject to risk of forfeiture, which will lapse upon vesting. Accelerated vesting will occur and restrictions will lapse in the event that certain change in control events occur.

Pension Plan

The Bank maintains a non-contributory pension plan called The County National Bank Money Purchase Pension Plan. All active officers and full-time employees, 21 years of age or over, employed by the Bank for one year, are participants in the Plan. The Bank’s contribution per participant is 6% of total salary plus 5.7% of salary in excess of $90,000, but subject to a $210,000 salary limit. The total contribution to the retirement plan for the year 2005 was $377,000. Employees become vested after five years of service with the Bank. Directors other than active officers are not covered by any retirement plan. Retirement funds are held in trust for each employee. Benefits are determined by the employer’s contribution over the years and the plan earnings. At the time of retirement, the total value is distributed in one lump sum.

Savings Plan

The County National Bank Savings Plan is qualified under Section 401(k) of the Internal Revenue Code. Participants can elect to deposit up to 15% of their annual salary into the Plan. Under the Tax Reform Act, participants’ contributions are limited to $12,000, plus an additional $1,000 for employees age 50 and over, and also subject to the $210,000 compensation limit. All officers and employees of County National Bank, including those named in the Summary Compensation Table set forth herein, are eligible to participate in the Plan. The Bank makes matching contributions dollar-for-dollar of the participant’s salary deferrals up to 3% of compensation and then a fifty-cents on the dollar matching contribution on salary deferrals from 3% to

5% of compensation in the form of Corporation stock. The Bank’s total contribution to the savings plan was $176,000 for the year. All participant’s contributions, at the participant’s election, are invested among several mutual fund options maintained by the Bank as Trustee during 2005. The Bank’s contributions to the Savings Plan in 2005 for the accounts of the officers named in the Summary Compensation Table set forth herein is included as All Other Compensation.

Stock Incentive Plan

In 1999, the Corporation’s Board of Directors adopted and the stockholders approved the CNB Financial Corporation Stock Incentive Plan. The purpose of the Plan is to advance the development, growth and financial condition of the Corporation by providing incentives through participation in the appreciation of the capital stock in order to secure, retain and motivate personnel responsible for the operation and management of the Corporation and its subsidiaries. On February 14, 2006, the Board of Directors, upon the recommendation of the Executive Compensation Committee, granted to key officers of the Bank restricted stock shares of the Corporation Common Stock for the performance of the Corporation related to 2005. The shares will vest equally over four years for officers and three years for non employee directors. Restricted shares granted for 2005 totaled 11,654. The Stock Incentive Plan does not authorize the grant of stock appreciation rights.

Aggregated Option Exercises During 2005 and Year-End Option Values

The following table sets forth information concerning the exercise during 2005 of options granted under the Stock Incentive Plan by the executives of the Corporation named in the Summary Compensation Table and options held by them at year end:

Name	Number of Shares Acquired On Exercise	Value Realized on Shares Acquired (1)	Number of Shares Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-the-Money Options on December 31, 2005 (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
William F. Falger	—	—	68,125	3,125	$179,931	$2,531
Joseph B. Bower, Jr.	—	—	32,999	1,563	$82,061	$1,266
Mark D. Breakey	350	1,232	25,900	1,250	$63,304	$1,013
Donald E. Shawley	—	—	13,124	938	$14,492	$760
Richard L. Sloppy	—	—	15,155	782	$16,111	$633

(1)	Represents the difference between the market value on the date of exercise of the shares acquired and the option price of those shares.

(2)	Represents the difference between the aggregate market value at December 31, 2005 of the shares subject to the options and the aggregate option price of those shares.

Supplemental Executive Retirement Plan

The Bank has adopted a non-qualified supplemental executive retirement plan (“SERP”) for certain executives of the Bank to compensate those executive participants in the Bank’s Pension Plan and Savings Plan whose benefits are limited by Section 415 of the Code (which places a limitation on annual benefits at $170,000 in 2005) or Section 401 (a) (17) of the Code (which places a limitation on compensation at $210,000). The SERP provides the designated executives with retirement benefits generally equal to the difference between the benefit that would be available under the Pension Plan and Savings Plan but for the limitations imposed by Code Sections 401 (a) (17) and 415 and that which is actually funded as a result of the limitations.

Pre-retirement survivor benefits are provided for designated beneficiaries of participants who do not survive until retirement in an amount equal to the lump sum actuarial equivalent of the participant’s accrued benefit under the SERP. Pre-retirement benefits are payable in 10 equal annual installments. The SERP is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the SERP are payable from the general assets of the Bank.

COMPENSATION OF DIRECTORS

Members of the Corporation’s Board of Directors who are not employees of the Corporation or the Bank are paid a monthly retainer fee of $500 and also $200 for attendance at each Board meeting and $300 for attendance at each committee meeting. Non-Executive Corporate Board Chairperson is also paid a $500 monthly retainer fee. Members of the Bank’s Board of Directors who are not employees of the Corporation or the Bank are paid $425 for attendance at each Board meeting and $300 for attendance at each committee meeting. Committee Chairpersons were paid $350 for each meeting attended. The chairpersons of the Executive Compensation and Audit Committees are paid a quarterly retainer of $500. All Bank Board of Director members are paid a $500 monthly retainer.

CERTAIN TRANSACTIONS

Peter F. Smith is general counsel for the Corporation and the Bank. During the last fiscal year, the Corporation paid Mr. Smith $41,439 for legal services. Directors and officers of the Corporation and certain business organizations and individuals associated with them have been customers of and have had normal banking transactions with County National Bank. All such transactions have been in the ordinary course of business, on terms substantially equivalent, including interest rates and collateral, to those which prevailed in similar transactions with unrelated persons and do not involve more than the normal risk of collectability or present other unfavorable features.

From time to time, the Corporation and the Bank purchase materials or services from directors or from companies with which directors are associated. Such transactions have been at prices and terms not less favorable to the Corporation than could have been obtained from other suppliers or service providers.

DIRECTORS AND EXECUTIVES DEFERRED COMPENSATION PLAN

The Directors approved a Directors and Executive Deferred Compensation Plan. Annually, outside directors can elect the level of participation of their director compensation to be deferred. Executive deferrals can be elected throughout the year up to 10% of base compensation and 100% of all bonuses. All deferred compensation will be a general liability of this Corporation and Bank, respectively. This is a phantom stock plan whereby any appreciation or depreciation in each participants account value will reflect precisely CNB Financial Corporation common stock performance including cash dividends. Deferred compensation will serve as a funding source for a trust. Investments are expected to closely match the appreciated or depreciated liability. Any variance will be adjusted by an expense or gain to the Corporation or Bank. In addition to the tax advantages to the participants, they are each additionally incented toward the general performance of the Corporation’s common stock. Accounting treatment for this plan is subject to the Financial Accounting Standards Board Statement #123.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on our records and other information, we believe that all of our directors and officers complied during 2005 with the reporting requirements of section 16(a) of the Securities Exchange Act of 1934.

PERFORMANCE GRAPH

The following graph illustrates the performance pattern of the common stock of CNB Financial Corporation as compared to the NASDAQ bank stock index and all NASDAQ U.S. stocks. The index values are market weighted, dividend reinvestment numbers which measure the total return for investing $100 five years ago. This index meets all SEC requirements for showing dividend reinvestment share performance over a five year period. The bank index values qualify as industry specific peer groups for reporting purposes and measure the return to an investor for placing $100 into a basket of stocks and letting that money set with all dividends being reinvested into the stock paying the dividend.

CNB Financial Corporation

Stock Price Performance

	Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
CNB Financial Corporation	100.00	158.03	238.74	313.06	293.86	281.60
NASDAQ Composite	100.00	79.18	54.44	82.09	89.59	91.54
SNL NASDAQ Bank Index	100.00	108.85	111.95	144.51	165.62	160.57

Source : SNL Financial LC, Charlottesville, VA	(434) 977-1600
© 2006	www.snl.com

CONCERNING THE INDEPENDENT PUBLIC ACCOUNTANTS

Independent Auditors for the Year Ending December 31, 2005. The Corporation’s independent auditor for the fiscal year ended December 31, 2005 was Crowe Chizek. The Audit Committee has selected Crowe Chizek to be the independent auditor for the fiscal year ending December 31, 2006. Representatives of Crowe Chizek are expected to be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire, including comments on the financial statements of the Corporation.

Audit Fees. The aggregate fees billed or estimated to be billed for professional services rendered by Crowe Chizek for the audit of the Corporation’s annual financial statements included in the Form 10-K for the years ended December 31, 2004 and 2005 and for Crowe Chizek’s review of the financial statements included in the Forms 10-Q for the quarters ended March 31, June 30, and September 30, and attestation of management’s report on internal controls under Section 404 of the Sarbanes Oxley Act of 2002 were $178,200 and $191,900, respectively.

Tax Fees. Through 2004, Crowe Chizek prepared the consolidated federal, state and local tax returns for the Corporation. The aggregate fees billed or estimated to be billed for the preparation of various federal, state and local income tax returns were $9,100 and $4,800 in fees related to change in accounting for tax treatment for year end 2004.

Audit-Related Fees. The Corporation did not engage Crowe Chizek for any audit-related services for 2004 and 2005.

All Other Fees. The Corporation did not engage Crowe Chizek for any other services during 2005. During 2004, the Bank paid $18,875 for software to assist in Sarbanes Oxley section 404 compliance.

Auditor Independence. The Audit Committee of the Board believes that the non-audit services provided by Crowe Chizek are compatible with maintaining the auditor’s independence. None of the time devoted by Crowe Chizek on its engagement to audit the financial statements for the year ended December 31, 2005 is attributable to work performed by persons other than full-time, permanent employees of Crowe Chizek. The Audit Committee is responsible for approving any service provided by Crowe Chizek. The audit service represented % of total fees approved for Crowe Chizek.

SHAREHOLDER PROPOSALS

The Board of Directors will consider shareholder proposals for the year 2007 annual meeting of shareholders. Any shareholder wishing to make a proposal to be considered for inclusion in the Proxy Statement for that meeting should forward a written copy of such proposal to William F. Falger, President, CNB Financial Corporation, P.O. Box 42, Clearfield, PA 16830 by certified mail, return receipt requested, no later than November 21, 2006.

By Order of the Board of Directors,

/s/ Joseph B. Bower, Jr.
Joseph B. Bower, Jr.
Secretary and Treasurer

Clearfield, Pennsylvania

March 20, 2006

APPENDIX A

CNB Financial Corporation &

County National Bank

Audit Committee Charter

PURPOSE

To assist the board of directors in fulfilling its oversight responsibilities for (1) the integrity of the company’s financial statements, (2) the company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the company’s internal audit function and independent auditors. The audit committee will also prepare the report that SEC rules require be included in the company’s annual proxy statement.

AUTHORITY

The audit committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

•	Appoint, compensate, and oversee the work of the public accounting firm employed by the organization to conduct the annual audit. This firm will report directly to the audit committee.

•	Resolve any disagreements between management and the auditor regarding financial reporting.

•	Pre-approve all auditing and permitted non-audit services performed by the company’s external audit firm.

•	Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation.

•	Seek any information it requires from employees-all of whom are directed to cooperate with the committee’s requests-or external parties.

•	Meet with company officers, external auditors, internal auditors or outside counsel, as necessary.

•	The committee may delegate authority to subcommittees, including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full committee at its next scheduled meeting.

COMPOSITION

The audit committee will consist of at least three and no more than six members of the board of directors. The board nominating committee will appoint committee members and the committee chair.

Each committee member will be both independent and financially literate. At least one member may be designated as the “financial expert,” as defined by applicable legislation and regulation. If there is not a “financial expert”, as defined by applicable law, on the Board of Directors, disclosure will be related to such in the annual proxy filing for CNB Financial Corporation. No committee member shall simultaneously serve on the audit committees of more than two other public companies.

MEETINGS

The committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele-conference.

The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. If necessary, it will meet separately, periodically, with management, with internal auditors and with external auditors.

It will also meet periodically in executive session. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

RESPONSIBILITIES

The committee will carry out the following responsibilities:

Financial Statement

•	Review significant accounting and reporting issues and understand their impact on the financial statements. These issues include:

•	Complex or unusual transactions and highly judgmental areas

•	Major issues regarding accounting principles and financial statement presentations, including any significant changes in the company’s selection or application of accounting principles

•	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company.

•	Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

•	Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management.

•	Discuss the annual audited financial statements and quarterly financial statements with management and the external auditors, including the company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.

•	Review disclosures made by CEO and Principal Financial Officer during the Forms 10-K and l0-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the company’s internal controls.

•	Discuss earnings press releases (particularly use of “proforma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made). The audit committee does not need to discuss each release in advance.

Internal Control

•	Consider the effectiveness of the company’s internal control system, including information technology security and control.

•	Understand the scope of internal and external auditors’ review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

Internal Audit

•	Review with management and the chief audit executive the charter, plans, activities, staffing, and organizational structure of the internal audit function.

•	Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the chief audit executive. Upon dismissal of the chief audit executive, ensure that the replacements qualifications meet with the approval of the committee.

•	On a regular basis, meet separately with the chief audit executive to discuss any matters that the committee or internal audit believes should be discussed privately.

External Audit

•	Review the external auditors’ proposed audit scope and approach, including coordination of audit effort with internal audit.

•	Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors. In performing this review, the committee will:

•	At least annually, obtain and review a report by the independent auditor describing the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues: and (to assess the auditor’s independence) all relationships between the independent auditor and the company.

•	Take into account the opinions of management and internal audit.

•	Review and evaluate the lead partner of the independent auditor.

•	Present its conclusions with respect to the external auditor to the Board.

•	Ensure time rotation of the lead audit partner every five years and other audit partners every seven years, and consider whether there should be regular rotation of the audit firm itself.

•	Present its conclusions with respect to the independent auditor to the full board.

•	Set clear hiring policies for employees or former employees of the independent auditors.

•	On a regular basis, meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.

Compliance

•	Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance.

•	Establish procedures for:

•	Time receipt, retention, and treatment of complaints received by the listed issuer regarding accounting, internal accounting controls, or auditing matters.

•	The confidential, anonymous submission by employees of time listed issuer of concerns regarding questionable accounting or auditing matters.

•	Review the findings of any examinations by regulatory agencies, and any auditor observations.

•	Review the process for communicating the code of conduct to the company’s officers, and for monitoring compliance therewith.

•	Obtain regular updates from management and company legal counsel regarding compliance matters.

REPORTING RESPONSIBILITIES

•	Regularly report to the board of directors about committee activities and issues that arise with respect to the quality or integrity of the company’s financial statements, the company’s compliance with legal or regulatory requirements, the performance and independence of the company’s independent auditors, and the performance of the internal audit function.

•	Provide an open avenue of communication between internal audit, the external auditors, and the board of directors.

•	Report annually to the shareholders, describing the committee’s composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

•	Review any other reports the company issues that relate to committee responsibilities.

OTHER RESPONSIBILITIES

•	Discuss with management the company’s major policies with respect to risk assessment and risk management.

•	Perform other activities related to this charter as requested by the board of directors.

•	Institute and oversee special investigations as needed.

•	Review and assess the adequacy of the committee charter annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

•	Confirm annually that all responsibilities outlined in this charter have been carried out.

APPENDIX B

CNB Financial Corporation &

County National Bank

Amended and Restated

Articles of Incorporation

1.	The name of the corporation is: CNB FINANCIAL CORPORATION

2.	The address of the registered office of the corporation in Pennsylvania (which is located in Clearfield County) is:

1 South Second Street

Clearfield, PA 16830

3.	The corporation is incorporated under the Business Corporation Law of 1988, as amended (the “BCL”). The term of the corporation shall be perpetual.

4.	The aggregate number of shares that the corporation shall have authority to issue is 50,000,000 shares, no par value per share. The Board of Directors shall have the full authority permitted by law to divide the authorized and unissued shares into classes or series, or both, and to determine for any such class or series its designation and the number of shares of the class or series and the voting rights, preferences, limitations and special rights, if any, of the shares of the class or series.

5.	The shareholders shall not have preemptive rights or the right to cumulate their votes in the election of directors.

6.	The corporation shall have unlimited power to engage in and to do any lawful business for which corporations may be incorporated under the BCL.

7.	If the Board of Directors is classified by the Bylaws, the number of directors of each class shall be determined by the Board of Directors and need not be equal.

8.	In order to effect the merger or consolidation of this corporation into another corporation which is not a wholly owned subsidiary of this corporation, the affirmative vote of 66% of the outstanding shares entitled to vote shall be required.

9.	The shareholders have reserved the right to amend the Bylaws to themselves by affirmative vote of the shares voting.

APPENDIX C

(Proposed)

Bylaws of CNB Financial Corporation

(a Pennsylvania corporation)

As Amended and Restated1

ARTICLE I

Offices and Fiscal Year

Section 1.01.	Registered office.—The registered office of the corporation in Pennsylvania shall be at 1 South Second Street, Clearfield, PA 16830, until otherwise established by an amendment of the articles or by the board of directors and a record of the change is filed with the Department of State in the manner provided by law.

Section 1.02.	Other offices.—The corporation may also have offices at such other places within or without Pennsylvania as the board of directors may from time to time appoint or the business of the corporation may require.

Section 1.03.	Fiscal year.—The fiscal year of the corporation shall end on December 31 of each year.

ARTICLE II

Notice - Waivers - Meetings Generally

Section 2.01.	Manner of giving notice.

(a)	General rule.— Whenever written notice is required to be given to any person under the provisions of the Business Corporation Law or by the articles or these bylaws, it may be given to the person either personally or by sending a copy thereof by first class or express mail, postage prepaid, or by telegram (with messenger service specified), telex or TWX (with answerback received) or courier service, charges prepaid, or by facsimile transmission, or by electronic mail or other electronic communication, to the address (or to the telex, TWX or fax number or the electronic mail address) of the person appearing on the books of the corporation or, in the case of directors, supplied by the director to the corporation for the purpose of notice. Notwithstanding the foregoing, any person entitled to notice under the provisions of the Business Corporation Law or by the articles or these bylaws may direct the corporation not to send notices by electronic mail or other electronic communications provided that such direction shall not be effective until such person has submitted it in writing to the secretary of the corporation to be filed with the corporate records. If the notice is sent by mail, telegraph or courier service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office or courier service for delivery to that person or, in the case of telex or TWX, when dispatched or, in the case of fax, when received. If the notice is sent by electronic mail or other electronic communication (and the intended recipient has not effectively directed the corporation not to send notices by such means as provided in this paragraph), it shall be deemed to have been given when it has been addressed properly and enters an information processing system outside the control of the sender or a region of an information processing system in the control of the intended recipient. A notice of meeting shall specify the place, day and hour of the meeting and any other information required by any other provision of the Business Corporation Law, the articles or these bylaws.

(b)	Adjourned shareholder meetings.—When a meeting of shareholders is adjourned, it shall not be necessary to give any notice of the adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the Business Corporation Law requires notice of the business to be transacted and that notice has not previously been given.

Section 2.02.

Notice of meetings of board of directors.—Notice of a regular meeting of the board of directors need not be given. Notice of every special meeting of the board of directors shall be given to each director by telephone or in writing at least 24 hours (in the case of notice by telephone, telex, TWX, fax or electronic mail or other electronic communication) or 48 hours (in the case of notice by telegraph, courier service or express mail) or five days (in the case of notice by first class mail) before the time at which the meeting is to be held. Every such notice shall state the time and place of the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board need be specified in a notice of the meeting.

Section 2.03.	Notice of meetings of shareholders.

(a)	General rule.—Written notice of every meeting of the shareholders shall be given by, or at the direction of, the secretary to each shareholder of record entitled to vote at the meeting at least:

(1)	ten days prior to the day named for a meeting called to consider a fundamental change under 15 Pa.C.S. Chapter 19; or

(2)	five days prior to the day named for the meeting in any other case.

If the secretary neglects or refuses to give notice of a meeting, the person or persons calling the meeting may do so.

(b)	Contents.—In the case of a special meeting of shareholders, the notice shall specify the general nature of the business to be transacted.

(c)	Notice of action by shareholders on bylaws.—In the case of a meeting of shareholders that has as one of its purposes action on the bylaws, written notice shall be given to each shareholder that the purpose, or one of the purposes, of the meeting is to consider the adoption, amendment or repeal of the bylaws. There shall be included in, or enclosed with, the notice a copy of the proposed amendment or a summary of the changes to be effected thereby.

Section 2.04.	Waiver of notice.

(a)	Written waiver.—Whenever any written notice is required to be given under the provisions of the Business Corporation Law, the articles or these bylaws, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of the notice. Neither the business to be transacted at, nor the purpose of, a meeting need be specified in the waiver of notice of the meeting.

(b)	Waiver by attendance.—Attendance of a person at any meeting shall constitute a waiver of notice of the meeting except where a person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

Section 2.05.	Modification of proposal contained in notice.—Whenever the language of a proposed resolution is included in a written notice of a meeting required to be given under the provisions of the Business Corporation Law or the articles or these bylaws, the meeting considering the resolution may without further notice adopt it with such clarifying or other amendments as do not enlarge its original purpose.

Section 2.06.	Exception to requirement of notice.

(a)	General rule.—Whenever any notice or communication is required to be given to any person under the provisions of the Business Corporation Law or by the articles or these bylaws or by the terms of any agreement or other instrument or as a condition precedent to taking any corporate action and communication with that person is then unlawful, the giving of the notice or communication to that person shall not be required.

(b)	Shareholders without forwarding addresses.—Notice or other communications shall not be sent to any shareholder with whom the corporation has been unable to communicate for more than 24 consecutive months because communications to the shareholder are returned unclaimed or the shareholder has otherwise failed to provide the corporation with a current address. Whenever the shareholder provides the corporation with a current address, the corporation shall commence sending notices and other communications to the shareholder in the same manner as to other shareholders.

Section 2.07.	Use of conference telephone, video conference, webcast and similar equipment.—One or more persons may participate in a meeting of the board of directors or the shareholders of the corporation by means of conference telephone, video conference, webcast or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at the meeting.

ARTICLE III

Shareholders

Section 3.01.	Place and notice of meetings.—All meetings of the shareholders of the corporation shall be held at the registered office of the corporation unless another place is designated by the board of directors in the notice of the meeting. Shareholder meetings shall only be upon at least twenty-one (21) days prior written notice.

Section 3.02.	Annual meeting.—The board of directors may fix the date and time of the annual meeting of the shareholders, but if no such date and time is fixed by the board, the meeting for any calendar year shall be held on the third Tuesday in April in such year, if not a legal holiday under the laws of Pennsylvania, and, if a legal holiday, then on the next succeeding business day, not a Saturday, at 2:00 o’clock P.M. At such meeting the shareholders then entitled to vote shall elect directors and shall transact such other business as may properly be brought before the meeting. If the annual meeting shall not have been called and held within six months after the designated time, any shareholder may call the meeting at any time thereafter.

Section 3.03.	Special meetings.

(a)	Call of special meetings.—Special meetings of the shareholders may be called at any time:

(1)	by the president of the corporation or by order of the board of directors; or

(2)	upon the written request of shareholders entitled to cast at least 50% of the votes that all shareholders are entitled to cast at the particular meeting.

(b)	Fixing of time for meeting.—At any time, upon written request of any person who has called a special meeting, it shall be the duty of the secretary to fix the time of the meeting which shall be held not more than 60 days after the receipt of the request. If the secretary neglects or refuses to fix the time of the meeting, the person or persons calling the meeting may do so.

Section 3.04.	Quorum and adjournment.

(a)	General rule.—A meeting of shareholders of the corporation duly called shall not be organized for the transaction of business unless a quorum is present. The presence of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for the purposes of consideration and action on the matter. Shares of the corporation owned, directly or indirectly, by it and controlled, directly or indirectly, by the board of directors of this corporation, as such, shall not be counted in determining the total number of outstanding shares for quorum purposes at any given time.

(b)	Withdrawal of a quorum.—The shareholders present at a duly organized meeting can continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

(c)	Adjournment for lack of quorum.—If a meeting cannot be organized because a quorum has not attended, those present may, except as provided in the Business Corporation law, adjourn the meeting to such time and place as they may determine.

(d)	Adjournments generally.—Any meeting at which directors are to be elected shall be adjourned only from day to day, or for such longer periods not exceeding 15 days each as the shareholders present and entitled to vote shall direct, until the directors have been elected. Any other regular or special meeting may be adjourned for such period as the shareholders present and entitled to vote shall direct.

(e)	Electing directors at adjourned meeting.—Those shareholders entitled to vote who attend a meeting called for the election of directors that has been previously adjourned for lack of a quorum, although less than a quorum as fixed in this section, shall nevertheless constitute a quorum for the purpose of electing directors.

(f)	Other action in absence of quorum.—Those shareholders entitled to vote who attend a meeting of shareholders that has been previously adjourned for one or more periods aggregating at least 15 days because of an absence of a quorum, although less than a quorum as fixed in this section, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the notice of the meeting if the notice states that those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matter.

Section 3.05.	Action by shareholders.—Except as otherwise provided in the Business Corporation Law or the articles or these bylaws, whenever any corporate action is to be taken by vote of the shareholders of the corporation, it shall be authorized upon receiving the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon and, if any shareholders are entitled to vote thereon as a class, upon receiving the affirmative vote of a majority of the votes cast by the shareholders entitled to vote as a class.

Section 3.06.	Organization of meetings.—At every meeting of the shareholders, the chairperson of the board, if there be one, or, in the case of a vacancy in office or absence of the chairperson of the board, one of the following officers present in the order stated: the vice chairperson of the board, if there be one, the president, the vice presidents in their order of rank and seniority, or a person chosen by majority vote of the shareholders present, shall act as chairperson of the meeting. The secretary or, in the absence of the secretary, an assistant secretary, or, in the absence of the secretary and assistant secretaries, a person appointed by the chairperson of the meeting, shall act as secretary.

Section 3.07.	Voting rights of shareholders.—Unless otherwise provided in the articles, every shareholder of the corporation shall be entitled to one vote for every share standing in the name of the shareholder on the books of the corporation.

Section 3.08.	Voting and other action by proxy.

(a)	General rule.—

(1)	Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person to act for the shareholder by proxy.

(2)	The presence of, or vote or other action at a meeting of shareholders, or the expression of consent or dissent to corporate action in writing, by a proxy of a shareholder shall constitute the presence of, or vote or action by, or written consent or dissent of the shareholder.

(3)	Where two or more proxies of a shareholder are present, the corporation shall, unless otherwise expressly provided in the proxy, accept as the vote of all shares represented thereby the vote cast by a majority of them and, if a majority of the proxies cannot agree whether the shares represented shall be voted or upon the manner of voting the shares, the voting of the shares shall be divided equally among those persons.

(b)	Execution and filing.—Every proxy shall be executed in writing by the shareholder or by the duly authorized attorney-in-fact of the shareholder and filed with the secretary of the corporation. A telegram, telex, cablegram, datagram or similar transmission from a shareholder or attorney-in-fact, or a photographic, facsimile or similar reproduction of a writing executed by a shareholder or attorney-in-fact:

(1)	may be treated as properly executed for purposes of this subsection; and

(2)	shall be so treated if it sets forth a confidential and unique identification number or other mark furnished by the corporation to the shareholder for the purposes of a particular meeting or transaction.

(c)	Revocation. A proxy, unless coupled with an interest, shall be revocable at will,

notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until written notice thereof has been given to the secretary of the corporation. An unrevoked proxy shall not be valid after three years from the date of its execution unless a longer time is expressly provided therein. A proxy shall not be revoked by the death or incapacity of the maker unless, before the vote is counted or the authority is exercised, written notice of the death or incapacity is given to the secretary of the corporation.

(d)	Expenses.—Unless otherwise restricted in the articles, the corporation shall pay the reasonable expenses of solicitation of votes, proxies or consents of shareholders by or on behalf of the board of directors or its nominees for election to the board, including solicitation by professional proxy solicitors and otherwise.

Section 3.09.	Voting by fiduciaries and pledgees.—Shares of the corporation standing in the name of a trustee or other fiduciary and shares held by an assignee for the benefit of creditors or by a receiver may be voted by the trustee, fiduciary, assignee or receiver. A shareholder whose shares are pledged shall be entitled to vote the shares until the shares have been transferred into the name of the pledgee, or a nominee of the pledgee, but nothing in this section shall affect the validity of a proxy given to a pledgee or nominee.

Section 3.10.	Voting by joint holders of shares.

(a)	General rule.—Where shares of the corporation are held jointly or as tenants in common by two or more persons, as fiduciaries or otherwise:

(1)	if only one or more of such persons is present in person or by proxy, all of the shares standing in the names of such persons shall be deemed to be represented for the purpose of determining a quorum and the corporation shall accept as the vote of all the shares the vote cast by a joint owner or a majority of them; and

(2)	if the persons are equally divided upon whether the shares held by them shall be voted or upon the manner of voting the shares, the voting of the shares shall be divided equally among the persons without prejudice to the rights of the joint owners or the beneficial owners thereof among themselves.

(b)	Exception.—If there has been filed with the secretary of the corporation a copy, certified by an attorney at law to be correct, of the relevant portions of the agreement under which the shares are held or the instrument by which the trust or estate was created or the order of court appointing them or of an order of court directing the voting of the shares, the persons specified as having such voting power in the document latest in date of operative effect so filed, and only those persons, shall be entitled to vote the shares but only in accordance therewith.

Section 3.11.	Voting by corporations.

(a)	Voting by corporate shareholders.—Any corporation that is a shareholder of this corporation may vote by any of its officers or agents, or by proxy appointed by any officer or agent, unless some other person, by resolution of the board of directors of the other corporation or a provision of its articles or bylaws, a copy of which resolution or provision certified to be correct by one of its officers has been filed with the secretary of this corporation, is appointed its general or special proxy in which case that person shall be entitled to vote the shares.

(b)	Controlled shares.—Shares of this corporation owned, directly or indirectly, by it and controlled, directly or indirectly, by the board of directors of this corporation, as such, shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares for voting purposes at any given time.

Section 3.12.	Determination of shareholders of record.

(a)

Fixing record date.—The board of directors may fix a date prior to the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of, or to vote at, the meeting, which date, except in the case of an adjourned meeting, shall be not more than 90 days prior to the date of the meeting of shareholders. Only shareholders of record on the date fixed shall be so entitled notwithstanding any transfer of shares on the books of the corporation after any record date fixed as provided in this subsection. The board of directors may similarly fix a record date for the determination of shareholders of record for any other purpose. When a determination of shareholders of record has been made as provided in this section for purposes of a meeting, the determination shall apply to any adjournment thereof unless the board fixes a new record date for the adjourned meeting.

(b)	Determination when a record date is not fixed.—If a record date is not fixed:

(1)	The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held.

(2)	The record date for determining shareholders entitled to:

(i)	express consent or dissent to corporate action in writing without a meeting, when prior action by the board of directors is not necessary;

(ii)	call a special meeting of the shareholders; or

(iii)	propose an amendment of the articles;

shall be at the close of business on the day on which the first written consent or dissent, request for a special meeting or petition proposing an amendment of the articles is filed with the secretary of the corporation.

(3)	The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

Section 3.13.	Voting lists.

(a)	General rule.—The officer or agent having charge of the transfer books for shares of the corporation shall make a complete list of the shareholders entitled to vote at any meeting of shareholders, arranged in alphabetical order, with the address of and the number of shares held by each. The list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof.

(b)	Effect of list.—Failure to comply with the requirements of this section shall not affect the validity of any action taken at a meeting prior to a demand at the meeting by any shareholder entitled to vote thereat to examine the list. The original share register or transfer book, or a duplicate thereof kept in Pennsylvania, shall be prima facie evidence as to who are the shareholders entitled to examine the list or share register or transfer book or to vote at any meeting of shareholders.

Section 3.14.	Judges of election.

(a)	Appointment.—In advance of any meeting of shareholders of the corporation, the board of directors may appoint judges of election, who need not be shareholders, to act at the meeting or any adjournment thereof. If judges of election are not so appointed, the presiding officer of the meeting may, and on the request of any shareholder shall, appoint judges of election at the meeting. The number of judges shall be one or three. A person who is a candidate for office to be filled at the meeting shall not act as a judge.

(b)	Vacancies.—In case any person appointed as a judge fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the board of directors in advance of the convening of the meeting or at the meeting by the presiding officer thereof.

(c)

Duties.—The judges of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes, determine the result and do such acts as may be proper to conduct the election or vote with fairness to all shareholders. The judges of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three judges of election, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all.

(d)	Report.—On request of the presiding officer of the meeting, or of any shareholder, the judges shall make a report in writing of any challenge or question or matter determined by them, and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated therein.

Section 3.15.	Consent of shareholders in lieu of meeting.

(a)	Unanimous written consent.—Any action required or permitted to be taken at a meeting of the shareholders or of a class of shareholders may be taken without a meeting if, prior or subsequent to the action, a consent or consents thereto by all of the shareholders who would be entitled to vote at a meeting for such purpose shall be filed with the secretary of the corporation. Such consents can be given in electronic or tangible form and be maintained by the secretary in paper form if the minutes are maintained in paper form or in electronic form if the minutes are maintained in electronic form.

(b)	Partial written consent.—Any action required or permitted to be taken at a meeting of the shareholders or of a class of shareholders may be taken without a meeting upon the written consent of shareholders who would have been entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. The consents shall be filed with the secretary of the corporation. Such consents can be given in electronic or tangible form and be maintained by the secretary in paper form if the minutes are maintained in paper form or in electronic form if the minutes are maintained in electronic form. The action shall not become effective until after at least ten days’ written notice of the action has been given to each shareholder entitled to vote thereon who has not consented thereto.

Section 3.16.	Minors as security holders.—The corporation may treat a minor who holds shares or obligations of the corporation as having capacity to receive and to empower others to receive dividends, interest, principal and other payments or distributions, to vote or express consent or dissent and to make elections and exercise rights relating to such shares or obligations unless, in the case of payments or distributions on shares, the corporate officer responsible for maintaining the list of shareholders or the transfer agent of the corporation or, in the case of payments or distributions on obligations, the treasurer or paying officer or agent has received written notice that the holder is a minor.

ARTICLE IV

Board of Directors

Section 4.01.	Powers; personal liability.

(a)	General rule.—Unless otherwise provided by statute, all powers vested by law in the corporation shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the board of directors, including the power to elect or appoint all officers, to employ agents, clerks and workpersons, to fix their compensation, to prescribe their duties, and to dismiss any officers or agents without previous notice.

(b)	Personal liability of directors.— A director of the corporation shall, to the maximum extent permitted by the laws of the Commonwealth of Pennsylvania, have no personal liability for monetary damages for any action taken, or any failure to take any action, as a director, provided that this Section 4.01(b) shall not eliminate the liability of a director in any case where such elimination is not permitted by law.

(c)

Notation of dissent.—A director who is present at a meeting of the board of directors, or of a committee of the board, at which action on any corporate matter is taken on which the director is generally competent to act, shall be presumed to have assented to the action taken unless his or her dissent is entered in the minutes of the meeting or unless the director files a written dissent to the action with the secretary of the meeting before the adjournment thereof or transmits the dissent in writing to the secretary of the corporation immediately after the adjournment of the meeting. The right to dissent shall not apply to a director who voted in favor of the action. Nothing in this section shall bar a director from asserting that minutes of the meeting incorrectly omitted his or her dissent if, promptly upon receipt of a copy of such minutes, the director notifies the secretary, in writing, of the asserted omission or inaccuracy.

Section 4.02.	Qualifications and selection of directors.

(a)	Qualifications.—Each director of the corporation shall be a natural person of full age who need not be a resident of Pennsylvania. Each director upon first being appointed or elected to the Board shall own the lesser of 1,000 unencumbered shares of common stock of the Corporation or the number of shares equivalent to $15,000 of market value as of the date of appointment or election. On or before the third anniversary of the director’s first election to the Board, each director shall own at least the lesser of 2,500 unencumbered shares of common stock of the Corporation or the number of shares equivalent to $25,000 of market value. A director shall be qualified if the director meets either or both of the foregoing criteria. No incumbent director shall be proposed for nomination to the board of directors without approval of at least 25% of the board of directors, and no person not then a director shall be proposed for nomination to the board of directors without approval of at least two-thirds of the board of directors.

(b)	Election of directors.—Except as otherwise provided in these bylaws, directors of the corporation shall be elected by the shareholders. In elections for directors, voting shall be by ballot and the candidates receiving the highest number of votes shall be elected. If at any meeting of shareholders, directors of more than one class are to be elected, each class of directors shall be elected in a separate election.

Section 4.03.	Number and term of office.

(a)	Number.—The board of directors shall consist of such number of directors, not less than nine (9) nor more than twenty-four (24), as may be determined from time to time by resolution of a majority of the board of directors.

(b)	Classified board.— Directors shall be elected by classes as follows: Class 1, Class 2, and Class 3, with the numbers in each class to be no less than three (3) directors nor more than eight (8) directors. The exact number of each class shall be fixed from time to time by resolution of a majority of the board of directors.

(c)	Term of office.—Each director shall hold office until the expiration of the term for which he or she was selected and until a successor has been selected and qualified or until his or her earlier death, resignation or removal. Each director shall retire from service to the Board by tendering his or her resignation on or before attaining the age of 70. A decrease in the number of directors shall not have the effect of shortening the term of any incumbent director.

(d)	Resignation.—Any director may resign at any time upon written notice to the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as shall be specified in the notice of resignation.

Section 4.04.	Vacancies.

(a)	General rule.—Vacancies in the board of directors, including vacancies resulting from an increase in the number of directors, may be filled by a majority vote of the remaining members of the board though less than a quorum, or by a sole remaining director, and each person so selected shall be a director to serve until the next annual meeting of shareholders, at which time he or she shall stand separately for election to serve out the term to which he or she has been appointed.

(b)	Action by resigned directors.—When one or more directors resign from the board effective at a future date, the directors then in office, including those who have so resigned, shall have power by the applicable vote to fill the vacancies, the vote thereon to take effect when the resignations become effective.

Section 4.05.	Removal of directors.

(a)	Removal by the board.—The board of directors may declare vacant the office of a director who has been judicially declared of unsound mind or who has been convicted of an offense punishable by imprisonment for a term of more than one year or if, within 60 days after notice of his or her selection, the director does not accept the office either in writing or by attending a meeting of the board of directors. In addition, a director may be removed upon a two-third majority of the Board of Directors for conduct or circumstances detrimental to the best interests of the Corporation

Section 4.06.	Place of meetings.— Meetings of the board of directors may be held at such place within or without Pennsylvania as the board of directors may from time to time appoint or as may be designated in the notice of the meeting.

Section 4.07.	Organization of meetings.— At every meeting of the board of directors, the chairperson of the board, if there be one, or, in the case of a vacancy in the office or absence of the chairperson of the board, one of the following officers present in the order stated: the vice chairperson of the board, if there be one, the president, the vice presidents in their order of rank and seniority, or a person chosen by majority vote of the directors present, shall act as chairperson of the meeting. The secretary or, in the absence of the secretary, an assistant secretary, or, in the absence of the secretary and assistant secretaries, a person appointed by the chairperson of the meeting, shall act as secretary.

Section 4.08.	Regular meetings.—Regular meetings of the board of directors shall be held at such time and place as shall be designated from time to time by resolution of the board of directors.

Section 4.09.	Special meetings.—Special meetings of the board of directors shall be held whenever called by the chairperson or by two or more of the directors.

Section 4.10.	Quorum of and action by directors.

(a)	General rule.—A majority of the directors in office of the corporation shall be necessary to constitute a quorum for the transaction of business and, except as otherwise provided in these bylaws, the acts of a majority of the directors present and voting at a meeting at which a quorum is present shall be the acts of the board of directors.

(b)	Action by written consent.—Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if, prior or subsequent to the action, a consent or consents thereto by all of the directors in office is filed with the secretary of the corporation. Such consents can be given in electronic or tangible form and be maintained by the secretary in paper form if the minutes are maintained in paper form or in electronic form if the minutes are maintained in electronic form.

Section 4.11.	Committees.

(a)	Establishment and powers.—The board of directors may, by resolution adopted by a majority of the directors in office, establish one or more committees to consist of one or more directors of the corporation. Any committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all of the powers and authority of the board of directors except that a committee shall not have any power or authority as to the following:

(1)	The submission to shareholders of any action requiring approval of shareholders under the Business Corporation Law.

(2)	The creation or filling of vacancies in the board of directors.

(3)	The adoption, amendment or repeal of these bylaws.

(4)	The amendment or repeal of any resolution of the board that by its terms is amendable or repealable only by the board.

(5)	Action on matters committed by a resolution of the board of directors to another committee of the board.

(b)	Term.—Each committee of the board shall serve at the pleasure of the board.

(c)	Committee procedures.—The term “board of directors” or “board,” when used in any provision of these bylaws relating to the organization or procedures of or the manner of taking action by the board of directors, shall be construed to include and refer to any executive or other committee of the board.

Section 4.12.	Compensation.—The board of directors shall have the authority to fix the compensation of directors for their services as directors; a salaried person of the corporation may be a director but shall not receive director’s fees except at the discretion of the board of directors.

ARTICLE V

Officers

Section 5.01.	Officers generally.

(a)	Number, qualifications and designation.—The officers of the corporation shall be a president, a secretary, a treasurer, and such other officers as may be elected in accordance with the provisions of Section 5.03. Officers may but need not be directors or shareholders of the corporation. The president and secretary shall be natural persons of full age. The treasurer may be a corporation, but if a natural person shall be of full age. The board of directors may elect from among the members of the board a chairperson of the board and a vice chairperson of the board who shall be officers of the corporation. Any number of offices may be held by the same person, except the office of president.

(b)	Resignations.—Any officer may resign at any time upon written notice to the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as may be specified in the notice of resignation.

(c)	Bonding.—The corporation may secure the fidelity of any or all of its officers by bond or otherwise.

Section 5.02.	Election and term of office.—The officers of the corporation, except those elected by delegated authority pursuant to Section 5.03, shall be elected annually by the board of directors, and each such officer shall hold office at the discretion of the board of directors.

Section 5.03.	Subordinate officers, committees and agents.—The board of directors may from time to time elect one or more vice presidents and such other officers, employees or other agents as the business of the corporation may require, including one or more assistant secretaries, and one or more assistant treasurers, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine. The board of directors may delegate to any officer or committee the power to appoint subordinate officers and to retain or appoint employees or other agents, or committees thereof and to prescribe the authority and duties of such subordinate officers, committees, employees or other agents.

Section 5.04.	Removal of officers and agents.—Any officer or agent of the corporation may be removed by the board of directors with or without cause. The removal shall be without prejudice to the contract rights, if any, of any person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

Section 5.05.	Vacancies.—A vacancy in any office because of death, resignation, removal, disqualification, or any other cause, shall be filled by the board of directors or by the officer or committee to which the power to fill such office has been delegated pursuant to Section 5.03, as the case may be, and if the office is one for which these bylaws prescribe a term, shall be filled for the unexpired portion of the term.

Section 5.06.	Authority.—All officers of the corporation, as between themselves and the corporation, shall have such authority and perform such duties in the management of the corporation as may be provided by or pursuant to resolutions or orders of the board of directors or, in the absence of controlling provisions in the resolutions or orders of the board of directors, as may be determined by or pursuant to these bylaws.

Section 5.07.	The chairperson and vice chairperson of the board.—The chairperson of the board or in the absence of the chairperson, the vice chairperson of the board, shall preside at all meetings of the shareholders and of the board of directors and shall perform such other duties as may from time to time be requested by the board of directors. The chairperson shall appoint committee chairs and committee members subject to the approval of the Board of Directors.

Section 5.08.	The president.—The president may be the chief executive officer of the corporation and shall have general supervision over the business and operations of the corporation, subject, however, to the control of the board of directors. The president shall sign, execute and acknowledge, in the name of the corporation, deeds, mortgages, bonds, contracts or other instruments authorized by the board of directors, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors, or by these bylaws, to some other officer or agent of the corporation; and, in general, shall perform all duties incident to the office of president and such other duties as from time to time may be assigned by the board of directors.

Section 5.09.	The secretary.—The secretary or an assistant secretary shall attend all meetings of the shareholders and of the board of directors and shall record all the votes of the shareholders and of the directors and the minutes of the meetings of the shareholders and of the board of directors and of committees of the board in a book or books to be kept for that purpose; shall see that notices are given and records and reports properly kept and filed by the corporation as required by law; shall be the custodian of the seal of the corporation and see that it is affixed to all documents to be executed on behalf of the corporation under its seal; and, in general, shall perform all duties incident to the office of secretary, and such other duties as may from time to time be assigned by the board of directors or the president.

Section 5.10.	The treasurer.—The treasurer or an assistant treasurer shall have or provide for the custody of the funds or other property of the corporation; shall collect and receive or provide for the collection and receipt of moneys earned by or in any manner due to or received by the corporation; shall deposit all funds in his or her custody as treasurer in such banks or other places of deposit as the board of directors may from time to time designate; shall, whenever so required by the board of directors, render an account showing all transactions as treasurer and the financial condition of the corporation; and, in general, shall discharge such other duties as may from time to time be assigned by the board of directors or the president.

Section 5.11.	Compensation.—The compensation of the officers of the corporation shall be fixed from time to time by the board of directors or by such committee of the board as may be designated by resolution of the board. The compensation of employees and other agents shall be fixed from time to time by the board of directors or by the officer or committee to which the power to retain or appoint such employees or other agents has been delegated pursuant to Section 5.03. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that the officer is also a director of the corporation.

ARTICLE VI

Share Certificates, Transfer, Etc.

Section 6.01.	Share certificates.—Certificates for shares of the corporation shall be in such form as approved by the board of directors, and shall state that the corporation is incorporated under the laws of Pennsylvania, the name of the person to whom issued, and the number and class of shares and the designation of the series (if any) that the certificate represents. The share register or transfer books and blank share certificates shall be kept by the secretary or by any transfer agent or registrar designated by the board of directors for that purpose.

Section 6.02.	Issuance.—The share certificates of the corporation shall be numbered and registered in the share register or transfer books of the corporation as they are issued. They shall be signed by the president or a vice president and by the secretary or an assistant secretary or the treasurer or an assistant treasurer, and shall bear the corporate seal, which may be a facsimile, engraved or printed; but where a certificate is signed by a transfer agent or a registrar, the signature of any corporate officer upon the certificate may be a facsimile, engraved or printed. In case any officer who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer because of death, resignation or otherwise, before the certificate is issued, it may be issued with the same effect as if the officer had not ceased to be such at the date of its issue. The provisions of this Section shall be subject to any inconsistent or contrary agreement at the time between the corporation and any transfer agent or registrar.

Section 6.03.	Transfer.—Transfers of shares shall be made on the share register or transfer books of the corporation upon surrender of the certificate therefor, endorsed by the person named in the certificate or by an attorney lawfully constituted in writing. No transfer shall be made inconsistent with the provisions of the Uniform Commercial Code, 13 Pa.C.S. §§ 8101 et seq., or other provisions of law.

Section 6.04.	Record holder of shares.—The corporation shall be entitled to treat the person in whose name any share or shares of the corporation stand on the books of the corporation as the absolute owner thereof, and shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares on the part of any other person.

Section 6.05.	Lost, destroyed or mutilated certificates.—The holder of any shares of the corporation shall immediately notify the corporation of any loss, destruction or mutilation of the certificate therefor, and the board of directors may, in its discretion, cause a new certificate or certificates to be issued to the holder, in case of mutilation of the certificate, upon the surrender of the mutilated certificate or, in case of loss or destruction of the certificate, upon satisfactory proof of the loss or destruction and, if the board of directors shall so determine, the deposit of a bond in such form and in such sum, and with such surety or sureties, as it may direct.

ARTICLE VII

Indemnification of Directors, Officers and Other Authorized Representatives

Section 7.01.	Scope of indemnification.

(a)	General rule.—The corporation shall indemnify an indemnified representative against any liability incurred in connection with any proceeding in which the indemnified representative may be involved as a party or otherwise by reason of the fact that such person is or was serving in an indemnified capacity, including, without limitation, liabilities resulting from any actual or alleged breach or neglect of duty, error, misstatement or misleading statement, negligence, gross negligence or act giving rise to strict or products liability, except:

(1)	where the indemnification is expressly prohibited by applicable law;

(2)	where the conduct of the indemnified representative has been finally determined pursuant to Section 7.06 or otherwise:

(i)	to constitute willful misconduct or recklessness within the meaning of 15 Pa.C.S. § 1746(b) or any superseding provision of law sufficient in the circumstances to bar indemnification against liabilities arising from the conduct; or

(ii)	to be based upon or attributable to the receipt by the indemnified representative from the corporation of a personal benefit to which the indemnified representative is not legally entitled; or

(3)	to the extent the indemnification has been finally determined in a final adjudication pursuant to Section 7.06 to be otherwise unlawful.

(b)	Partial payment.—If an indemnified representative is entitled to indemnification in respect of a portion, but not all, of any liabilities to which such person may be subject, the corporation shall indemnify the indemnified representative to the maximum extent for such portion of the liabilities.

(c)	Presumption.—The termination of a proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the indemnified representative is not entitled to indemnification.

(d)	Definitions.—For purposes of this Article:

(1)

“indemnified capacity” means any and all past, present and future service by an indemnified representative in one or more capacities as a director, officer, employee or agent of the corporation, or, at the request of the corporation, as a director, officer, employee, agent, fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise;

(2)	“indemnified representative” means any and all directors and officers of the corporation and any other person designated as an indemnified representative by the board of directors of the corporation (which may, but need not, include any person serving at the request of the corporation, as a director, officer, employee, agent, fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise);

(3)	“liability” means any damage, judgment, amount paid in settlement, fine, penalty, punitive damages, excise tax assessed with respect to an employee benefit plan, or cost or expense, of any nature (including, without limitation, attorneys’ fees and disbursements); and

(4)	“proceeding” means any threatened, pending or completed action, suit, appeal or other proceeding of any nature, whether civil, criminal, administrative or investigative, whether formal or informal, and whether brought by or in the right of the corporation, a class of its security holders or otherwise.

Section 7.02.	Proceedings initiated by indemnified representatives.—Notwithstanding any other provision of this Article, the corporation shall not indemnify under this Article an indemnified representative for any liability incurred in a proceeding initiated (which shall not be deemed to include counter-claims or affirmative defenses) or participated in as an intervenor or amicus curiae by the person seeking indemnification unless the initiation of or participation in the proceeding is authorized, either before or after its commencement, by the affirmative vote of a majority of the directors in office. This section shall not apply to reimbursement of expenses incurred in successfully prosecuting or defending an arbitration under Section 7.06 or otherwise successfully prosecuting or defending the rights of an indemnified representative granted by or pursuant to this Article.

Section 7.03.	Advancing expenses.—The corporation shall pay the expenses (including attorneys’ fees and disbursements) incurred in good faith by an indemnified representative in advance of the final disposition of a proceeding described in Section 7.01 or the initiation of or participation in which is authorized pursuant to Section 7.02 upon receipt of an undertaking by or on behalf of the indemnified representative to repay the amount if it is ultimately determined pursuant to Section 7.06 that such person is not entitled to be indemnified by the corporation pursuant to this Article. The financial ability of an indemnified representative to repay an advance shall not be a prerequisite to the making of the advance.

Section 7.04.	Securing of indemnification obligations.—To further effect, satisfy or secure the indemnification obligations provided herein or otherwise, the corporation may maintain insurance, obtain a letter of credit, act as self-insurer, create a reserve, trust, escrow, cash collateral or other fund or account, enter into indemnification agreements, pledge or grant a security interest in any assets or properties of the corporation, or use any other mechanism or arrangement whatsoever in such amounts, at such costs, and upon such other terms and conditions as the board of directors shall deem appropriate. Absent fraud, the determination of the board of directors with respect to such amounts, costs, terms and conditions shall be conclusive against all security holders, officers and directors and shall not be subject to voidability.

Section 7.05.	Payment of indemnification.—An indemnified representative shall be entitled to indemnification within 30 days after a written request for indemnification has been delivered to the secretary of the corporation.

Section 7.06.	Arbitration.

(a)

General rule.—Any dispute related to the right to indemnification, contribution or advancement of expenses as provided under this Article, except with respect to indemnification for liabilities arising under the Securities Act of 1933 that the corporation has undertaken to submit to a court for adjudication, shall be decided only by arbitration in the metropolitan area in which the principal executive offices of the corporation are located at the time, in accordance with the commercial arbitration rules then in effect of the American Arbitration Association, before a panel of three arbitrators, one of whom shall be selected by the corporation, the second of whom shall be selected by the indemnified representative and the third of whom shall be selected by the other two arbitrators. In the absence of the American Arbitration Association, or if for any reason arbitration under the arbitration rules of the American Arbitration Association cannot be initiated, or if one of the parties fails or refuses to select an arbitrator or if the arbitrators selected by the corporation and the indemnified representative cannot agree on the selection of the third arbitrator within 30 days after such time as the corporation and the indemnified representative have each been notified of the selection of the other’s arbitrator, the necessary arbitrators shall be selected by a judge of the court of general jurisdiction in the county of the corporation’s registered office.

(b)	Burden of proof.—The party or parties challenging the right of an indemnified representative to the benefits of this Article shall have the burden of proof.

(c)	Expenses.—The corporation shall reimburse an indemnified representative for the expenses (including attorneys’ fees and disbursements) incurred in successfully prosecuting or defending such arbitration.

(d)	Effect.—Any award entered by the arbitrators shall be final, binding and nonappealable and judgment may be entered thereon by any party in accordance with applicable law in any court of competent jurisdiction, except that the corporation shall be entitled to interpose as a defense in any such judicial enforcement proceeding any prior final judicial determination adverse to the indemnified representative under Section 7.01(a)(2) in a proceeding not directly involving indemnification under this Article. This arbitration provision shall be specifically enforceable.

Section 7.07.	Contribution.—If the indemnification provided for in this Article or otherwise is unavailable for any reason in respect of any liability or portion thereof, the corporation shall contribute to the liabilities to which the indemnified representative may be subject in such proportion as is appropriate to reflect the intent of this Article or otherwise.

Section 7.08.	Mandatory indemnification of directors, officers, etc.—To the extent that a representative of the corporation has been successful on the merits or otherwise in defense of any action or proceeding referred to in 15 Pa.C.S. §§ 1741 or 1742 or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees and disbursements) actually and reasonably incurred by such person in connection therewith.

Section 7.09.	Contract rights; amendment or repeal.—All rights under this Article shall be deemed a contract between the corporation and the indemnified representative pursuant to which the corporation and each indemnified representative intend to be legally bound. Any repeal, amendment or modification hereof shall be prospective only and shall not affect any rights or obligations then existing.

Section 7.10.	Scope of Article.—The rights granted by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification, contribution or advancement of expenses may be entitled under any statute, agreement, vote of shareholders or disinterested directors or otherwise both as to action in an indemnified capacity and as to action in any other capacity. The indemnification, contribution and advancement of expenses provided by, or granted pursuant to, this Article shall continue as to a person who has ceased to be an indemnified representative in respect of matters arising prior to such time, and shall inure to the benefit of the heirs, executors, administrators and personal representatives of such a person.

Section 7.11.	Reliance on provisions.—Each person who shall act as an indemnified representative of the corporation shall be deemed to be doing so in reliance upon the rights provided by this Article.

Section 7.12.	Insurance.—If authorized by the board of directors, the corporation may purchase and maintain insurance on behalf of any person to the full extent permitted by the laws of the Commonwealth of Pennsylvania.

Section 7.13.	Interpretation.—The provisions of this Article are intended to constitute bylaws authorized by 15 Pa.C.S. § 1746.

ARTICLE VIII

Miscellaneous

Section 8.01.	Corporate seal.—The corporation shall have a corporate seal in the form of a circle containing the name of the corporation, the year of incorporation and such other details as may be approved by the board of directors.

Section 8.02.	Checks.—All checks, notes, bills of exchange or other orders in writing shall be signed by such person or persons as the board of directors or any person authorized by resolution of the board of directors may from time to time designate.

Section 8.03.	Contracts.

(a)	General rule.—Except as otherwise provided in the Business Corporation Law in the case of transactions that require action by the shareholders, the board of directors may authorize any officer or agent to enter into any contract or to execute or deliver any instrument on behalf of the corporation, and such authority may be general or confined to specific instances.

(b)	Statutory form of execution of instruments.—Any note, mortgage, evidence of indebtedness, contract or other document, or any assignment or endorsement thereof, executed or entered into between the corporation and any other person, when signed by one or more officers or agents having actual or apparent authority to sign it, or by the president or vice president and secretary or assistant secretary or treasurer or assistant treasurer of the corporation, shall be held to have been properly executed for and in behalf of the corporation, without prejudice to the rights of the corporation against any person who shall have executed the instrument in excess of his or her actual authority.

Section 8.04.	Interested directors or officers; quorum.

(a)	General rule.—A contract or transaction between the corporation and one or more of its directors or officers or between the corporation and another corporation, partnership, joint venture, trust or other enterprise in which one or more of its directors or officers are directors or officers or have a financial or other interest, shall not be void or voidable solely for that reason, or solely because the director or officer is present at or participates in the meeting of the board of directors that authorizes the contract or transaction, or solely because his, her or their votes are counted for that purpose, if:

(1)	the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors and the board authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors even though the disinterested directors are less than a quorum;

(2)	the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of those shareholders; or

(3)	the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors or the shareholders.

(b)	Quorum.—Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board that authorizes a contract or transaction specified in subsection (a).

Section 8.05.	Deposits.—All funds of the corporation shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as the board of directors may approve or designate, and all such funds shall be withdrawn only upon checks signed by such one or more officers or employees as the board of directors shall from time to time determine.

Section 8.06.	Corporate records.

(a)	Required records.—The corporation shall keep complete and accurate books and records of account, minutes of the proceedings of the incorporators, shareholders and directors and a share register giving the names and addresses of all shareholders and the number and class of shares held by each. The share register shall be kept at either the registered office of the corporation in Pennsylvania or at its principal place of business wherever situated or at the office of its registrar or transfer agent. Any books, minutes or other records may be in written form, electronic form or any other form capable of being converted into written form within a reasonable time.

(b)	Right of inspection.—Every shareholder shall, upon ten days written verified demand stating specifically the purpose thereof, have a right to examine, in person or by agent or attorney, during the usual hours for business and for any proper purpose, the share register, books and records of account, and records of the proceedings of the incorporators, shareholders and directors and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to the interest of the person as a shareholder. In every instance where an attorney or other agent is the person who seeks the right of inspection, the demand shall be accompanied by a verified power of attorney or other writing that authorizes the attorney or other agent to so act on behalf of the shareholder. The demand shall be directed to the corporation at its registered office in Pennsylvania or at its principal place of business wherever situated.

Section 8.07.	Financial reports.—Unless otherwise agreed between the corporation and a shareholder, the corporation shall furnish to its shareholders annual financial statements, including at least a balance sheet as of the end of each fiscal year and a statement of income and expenses for the fiscal year. The financial statements shall be prepared on the basis of U.S. generally accepted accounting principles (“GAAP”), if the corporation prepares financial statements for the fiscal year on that basis for any purpose, or any other reasonable basis, if the corporation does not use GAAP, and may be consolidated statements of the corporation and one or more of its subsidiaries. The financial statements shall be sent by the corporation to each of its shareholders entitled thereto within 120 days after the close of each fiscal year. Statements that are audited, compiled or reviewed by a certified public accountant shall be accompanied by the report of the accountant; in other cases, each copy shall be accompanied by a statement of the person in charge of the financial records of the corporation:

(1)	Stating his reasonable belief as to whether or not the financial statements were prepared in accordance with generally accepted accounting principles and, if not, describing the basis of presentation.

(2)	Describing any material respects in which the financial statements were not prepared on a basis consistent with those prepared for the previous year.

Section 8.08.	Amendment of bylaws.—These bylaws may be amended or repealed, or new bylaws may be adopted, by affirmative vote of the shareholders at any duly organized annual or special meeting of shareholders. Any change in these bylaws shall take effect when adopted unless otherwise provided in the resolution effecting the change. See Section 2.03(c) (relating to notice of action by shareholders on bylaws).

Section 8.09.	Electronic Communications Are Writings.— If the Business Corporation Law, the articles or these bylaws require a writing or a signature, an electronic record (including, without limitation, electronic mail) or electronic signature, respectively, satisfies such requirement.

Section 8.10.	Saving Clause. If any provision of these bylaws conflicts with any rule, regulation or statute of the Commonwealth of Pennsylvania or the United States of America, then these bylaws shall remain in full force and effect and construed as if such provision did not exist.

1 Adopted             , 2006

PROXY	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR ANNUAL MEETING

OF SHAREHOLDERS APRIL 18, 2006

The undersigned hereby appoint Mr. L. Albert Hubler and Mr. J. Carl Ogden and each of them the undersigned’s true and lawful attorneys and proxies (with full power of substitution in each) to vote all stock of CNB Financial Corporation standing in the undersigned’s name(s) at the Annual Meeting of Shareholders to be held at the office of CNB Financial Corporation/County National Bank, One South Second Street, Clearfield, PA 16830 on April 18, 2006 or at any adjournment thereof.

1.	ELECTION OF DIRECTORS:

To elect the Board’s nominees named below to serve as Class 3 Directors until the Annual Meeting in the year 2009.

☐	FOR all nominees	☐	FOR all nominees except those which I/we withhold authority *(see INSTRUCTION below)	☐	WITHHOLD for all nominees

	Joseph B. Bower, Jr.		Robert E. Brown		Michael F. Lezzer
Robert W. Montler

* INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE NOMINEE’S NAME IN THIS SPACE.

2.	Proposed Amended and Restated Articles of Incorporation.

☐	FOR	☐	AGAINST

3.	Proposed Amended and Restated Bylaws.

☐	FOR	☐	AGAINST

4.	Ratification of appointment of independent auditors, Crowe Chizek and Company LLC for the year ending December 31, 2006.

☐	FOR	☐	AGAINST

5.	Transact such other business as may properly come before said meeting. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THE NAMED PROXIES ARE AUTHORIZED TO VOTE THEREON AT THEIR DISCRETION.

This proxy confers authority to vote FOR the four proposals in the absence of contrary directions. The action of a majority of said attorneys and proxies present and acting at said meeting or adjournment (or the one thereof so present and acting if only one shall be present and acting) shall be the action of said attorneys and proxies.

Number of shares

of record on

March 9, 2006	Dated		2006

___________________
Signature

Signature

Please sign exactly as printed hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. If stock is held jointly, each joint owner should sign.